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                                                                   EXHIBIT 10.98

                                  [LETTERHEAD]

                                 June 21, 1996

Mr. Edwin S. Weinstein
Chief Financial Officer
Pomeroy Computer Resources, Inc.
1020 Petersburg Road
Hebron, Kentucky 41048
Dear Ed:

This letter shall evidence Star Bank, N.A.'s (the "Bank") agreement to the following:


    1) Pomeroy Computer Resources, Inc., ("Pomeroy") need not repay the $3,000,000 Promissory Note maturing July 15, 1996 with the proceeds of the Second Public Offering of Pomeroy common stock.


    2) The date by which Pomeroy Computer Resources, Inc., is required to reduce the Revolving Credit Loans from $25,000,000 to $19,000,000 under the Amended and Restated Loan Agreement, dated as of March 14, 1996 between Pomeroy, C&N Corp., Xenas Communications Corp., Pomeroy Computer Leasing Company and the Bank, shall be extended from July 1, 1996 to July 5, 1996.
If you have any questions or need additional information, please do not hesitate to contact me at 632-3119.

                                          Sincerely,

                                                    /s/ R. BRYAN KROGER

                                          --------------------------------------
                                                     R. Bryan Kroger
                                                 ASSISTANT VICE PRESIDENT

RBK:d